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                                                       Exhibit 10(c)




                                LEASE AMENDMENT



     THIS LEASE AMENDMENT (the "Amendment") is made as of the 1st day of October, 1991 by and between Smallwood Village Associates ("Landlord") and Interstate General Corporation, now Interstate General Company LP ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a lease for certain commercial space in Smallwood Village Shopping Center, St. Charles, Maryland dated June 15, 1981 (the "Lease"); and

     WHEREAS, Landlord and Tenant wish to amend the Lease to exercise Option to Extend lease for five (5) years instead of ten (10) years as shown in Option to renew.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Landlord agrees to exercise Option to Extend for five (5) years beginning October 1, 1991 and terminating September 30, 1996.

     2. Landlord agrees to allow Tenant to Renew lease for five (5) years instead of ten (10) years and grants Tenant an additional five (5) year Option to Extend.

     3. Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives:




ATTEST:


/s/ Paul Resnik               By:  /s/ Charles E. Stuart
-----------------------            --------------------------------------
                                   Smallwood Village Associates
                                   Interstate Business Corp.
                                      General Partner


/s/ Paul Resnik               By:  /s/ Charles E. Stuart
-----------------------            ----------------------------------------
                                   TENANT - Interstate General Company L.P.





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State of Maryland
           SS:
County of Charles

     Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date 10-1-91. Personally well known (or satisfactorily proven) to me to be the Senior Vice President of Interstate Business Corporation a Delaware corporation, who being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed instrument, in the name and on behalf of the Corporation, as its free act and deed for the uses and purposes contained herein.

     WITNESS my hand and official seal this 1st day of October, 1991.



/s/ Linda Susan Bland                   My Commission Expires  8/22/93
-----------------------------                                ------------
Notary Public